                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  November 8, 2001

                            eBT International, Inc.
                     ---------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-23384                         04-3216243
-------------------------------           ---------                         ----------
                                     Commission File Number       IRS Employer Identification No.
State or other jurisdiction of
incorporation

                             299 PROMENADE STREET,
                         PROVIDENCE, RHODE ISLAND 02908
                         ------------------------------
                    (Address of principal executive offices)

                                (401) 752-4400
                               ------------------
                        (Registrant's telephone number,
                              including area code)

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ITEM 5.  OTHER EVENTS.

     Pursuant to a Plan of Complete Liquidation and Dissolution adopted by the Board of Directors of eBT International, Inc., a Delaware corporation (the "Company"), and approved by a majority of the Company's shareholders on November 8, 2001, the Company filed a Certificate of Dissolution with the Delaware Secretary of State on November 8, 2001. The Company plans to make its first liquidating distribution to shareholders before December 31, 2001. Attached to this Report as Exhibit 99.1 is a copy of the press release issued on November 9, 2001.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

     Exhibit 99.1 Press Release titled "eBT International, Inc. Adopts Plan of Complete Liquidation and Dissolution and Files Certificate of Dissolution" issued on November 9, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              eBT International, Inc.

                              By: /s/ Christopher M. Burns
                                 -------------------------
                                 Christopher M. Burns
                                 Secretary

Dated:  November 12, 2001

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